SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 28, 2005

Avatar Systems, Inc.
(Exact name of registrant as specified in its charter)

Texas	000-32925	75-2763037
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 Network Drive, Suite 210, Frisco, Texas		75034
(Address of principal executive offices)		(Zip code)

(972) 720-1800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On December 28, 2005, Avatar Systems, Inc. issued a press release announcing its third quarter and nine months 2005 operating results.

Item 8.01 Other Events.

On December 28, 2005, Avatar Systems, Inc. issued a press release announcing the relocation of its corporate offices to Frisco, Texas.

On December 28, 2005, Avatar Systems, Inc. issued a press release announcing the addition of three document imaging customers.

On December 28, 2005, Avatar Systems, Inc. issued a press release announcing the addition of seven petroleum company customers.  Three of the new customers installed Petroware2000 and four accounts were added to the Petroware2000 ASP solution.

Item 9.01 Financial Statements and Exhibits

(d)

Exhibit Number	Exhibit

99.1	Press release dated December 28, 2005
99.2	Press release dated December 28, 2005
99.3	Press release dated December 28, 2005
99.4	Press release dated December 28, 2005

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avatar Systems, Inc.

/s/ Robert C. Shreve, Jr.

Date: January 6, 2006	Robert C. Shreve, Jr.
President, Chief Executive Officer and Chief Financial Officer